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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 1, 2001


                        COMMISSION FILE NUMBER: 000-21729


                               THE VIALINK COMPANY
                 (Name of Small Business Issuer in its Charter)

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
         DELAWARE                               73-1247666
(State of Other Jurisdiction                  (I.R.S. Employer
Incorporation or Organization)               Identification No.)


  13155 NOEL ROAD, SUITE 800
         DALLAS, TEXAS                              75240
(Address of Principal Executive Offices)          (Zip Code)
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                   COMPANY'S TELEPHONE NUMBER: (972) 934-5500




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ITEM 5. OTHER EVENTS.

         99.1 Press release announcing receipt of remaining $2.0 million of finance package.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

                  99.1 Press release announcing receipt of remaining $2.0 million of finance package.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  THE VIALINK COMPANY
                                      (Registrant)


                                  By:          /s/ William P. Creasman
                                      ------------------------------------------
                                                  William P. Creasman
                                         Vice President,Chief Financial Officer,
                                             General Counsel, and Secretary


Date: June 4, 2001




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                                  EXHIBIT INDEX

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
               EXHIBIT
               NUMBER                         DESCRIPTION
               --------    -----------------------------------------------------
                 99.1      Press release announcing receipt of remaining $2.0
                           million of finance package.
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